Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

dated as of

February 21, 2014

between

PERNIX THERAPEUTICS HOLDINGS, INC.,

and

[INSERT NAME OF FUNDS IN FUND FAMILY]1

__________________________
  1  Separate Agreements to be entered into for (x) Athyrium funds, (y) Cetus funds and (z) Bracebridge funds.

REGISTRATION RIGHTS AGREEMENT

AGREEMENT dated as of February 21, 2014 between Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company”), and the investors listed on the signature pages hereof (collectively, the “Investor”).

W I T N E S S E T H :

WHEREAS, pursuant to the Securities Purchase Agreements (the “Securities Purchase Agreements”), each dated as of February 4, 2014, between the Company and each of the Investors, subject to certain conditions, the Investors will purchase from the Company, and the Company will issue and sell to the Investors, an aggregate principal amount of the Company’s 8.00% convertible senior notes due 2019 (the “Notes”) as set forth therein, which are convertible into shares of the Common Stock pursuant to an indenture (the “Indenture”) dated as of the date hereof among the Company, certain guarantors from time to time parties thereto and Wilmington Trust, National Association;

WHEREAS, in consideration of, and as a condition to, the Investors consummating the transactions contemplated by the Securities Purchase Agreements, the parties hereto desire to enter into this Registration Rights Agreement (as the same may be amended, supplemented or restated from time to time, this “Agreement”);

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1
Definitions

Section 1.01 .  Definitions.  As used herein, the following terms have the following meanings:

“Affiliate” means, with respect to any Person, any “affiliate” of such Person, within the meaning of Rule 144.

“Agreement” means this Registration Rights Agreement, as the same may be amended, restated or supplemented from time to time pursuant to the terms hereof.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

“Common Stock” means the common stock, par value $0.01 per share, of the Company and, if applicable, any Reference Property.

“Company Securities” means (i) the Common Stock, (ii) securities convertible into or exchangeable for Common Stock (including, for the avoidance of the doubt, the Notes), (iii) any other equity or equity-linked security issued by the Company and (iv) options, warrants or other rights to acquire Common Stock or any other equity or equity-linked security issued by the Company.

“Conversion Shares” means shares of Common Stock issuable upon conversion of the Notes.

“Effective Period” means the period beginning on the effective date of a Registration Statement and ending on the date (i) in the case of a registration under Section 2.01(a) hereof, when there are no Registrable Securities outstanding held by the Investor, and (ii) in the case of a Demand Registration, the earlier of (a) when all Registrable Securities to be registered under such Registration Statement have been sold thereunder and (b) 180 days after such effective date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority Inc.

“Governmental Authority” means any transnational, or domestic or foreign, federal, state or local governmental authority, department, court, agency or official, including any political subdivision thereof.

“Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the Form of Selling Securityholder Notice and Questionnaire attached as EXHIBIT B hereto.

“Merger Event” has the meaning ascribed thereto in the Indenture.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Public Offering” means an underwritten public offering of Registrable Securities of the Company pursuant to an effective Registration Statement.

“Reference Property” means any other security constituting “Reference Property” under the Notes.

“Registrable Securities” means the Conversion Shares (without consideration of any blocker provision contained therein), until the earliest of (a) their effective registration under the Securities Act, (b) the date on which the Notes or such Conversion Shares have been transferred by the Investor to any Person that is not an Affiliate of the Investor (including any affiliated fund), and (c) the date on which such Conversion Shares and the Notes cease to be outstanding.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any “cold comfort” letters requested pursuant to Section 2.07(h)), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees, out-of-pocket costs and expenses of the Investor (including one counsel for the Investor and any other investors participating in the offering pursuant to registration rights similar to those contained herein), (ix) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any qualified independent underwriter, including the fees and expenses of any counsel thereunder, including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, and (xiv) all out-of pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 2.06(k).

“Registration Statement” means a shelf registration statement on a Form S-3 (or other appropriate form if the Company is not eligible to use such form), which shall be an automatic shelf registration statement if the Company is then a WKSI, of the Company pursuant to Rule 415 of the Securities Act  for the registration and sale of the Registrable Securities on a continuous or delayed basis by the Investor in accordance with its intended plan of distribution.   In no event shall a Registration Statement in connection with a Demand Registration include securities to be registered by any Person other than the Investor and the other investors with “piggyback rights” pursuant to an agreement with the Company containing terms similar to those set forth in Section 2.03 of this Agreement.

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

 “Subsidiary” means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by the Company.

“Well-known seasoned issuer” or “WKSI” shall have the meaning assigned such term in Rule 405 of the Securities Act.

ARTICLE 2
Registration Rights

Section 2.01.  Shelf Registration.  (a) The Company shall use its commercially reasonable efforts to prepare and file or cause to be prepared and filed with the SEC no later than December 31, 2018 (the “Registration Statement Deadline”), a Registration Statement for the benefit of the Investor covering the resale of the Registrable Securities held by such Investor.  If such Registration Statement is not automatically effective, the Company agrees to use its commercially reasonable efforts to cause the Registration Statement to become or be declared effective no later than 90 days after the Registration Statement Deadline.

(b)           The Company shall use its commercially reasonable efforts to keep such Registration Statement continuously effective during the Effective Period and effect the registration and sale thereunder of Registrable Securities by the Investor as long as it has submitted a Notice and Questionnaire and requested that the Company effect such registration and sale in accordance with its intended methods of distribution and the registration procedures set forth in this Agreement; provided that the Company may defer any such registration for a reasonable period of time specified in the Deferral Notice not to exceed 45 days in any 90 day period or 90 days in any 360 day period (any such period a “Deferral Period”) by notice to the Investor (the “Deferral Notice”) if the Company  is in possession of material non-public information the disclosure of which during such Deferral Period would not be in the best interest of the Company and its subsidiaries, taken as a whole; provided that, if the event triggering the Deferral Period relates to a proposed or pending material business transaction, the disclosure of which the Board determines in good faith would be reasonably likely to impede the ability to consummate the transaction or would otherwise be seriously detrimental to the Company and its subsidiaries taken as a whole, the Company may extend the Deferral Period from 45 days to 60 days in any 90-day period or from 90 days to 120 days in any 360-day period.  The Company shall not specify in the Deferral Notice the reason for any such deferral.   Upon receipt of any Deferral Notice, the Investor shall forthwith discontinue the use of the prospectus contained in such Registration Statement

Section 2.02 . Demand Registration. Subject to Section 2.04, prior to the Registration Statement Deadline, if the Company shall receive a request (a “Registration Request”) from the Investor that the Company effect a registration under the Securities Act of all or any portion of the Investor’s Registrable Securities, and specifying the intended method of disposition thereof in a Notice and Questionnaire (each such registration shall be referred to herein as a “Demand Registration”), the Company shall use its commercially reasonable efforts to effect, as expeditiously as possible, the registration under the Securities Act of all Registrable Securities for which the Investor has requested registration under this Section 2.02.

(b) After submitting a Registration Request, at any time prior to the effective date of the registration statement relating to such registration, the Investor may revoke such request by providing a notice to the Company revoking such request.  A request, so revoked, shall be considered to be a Demand Registration unless such revocation arose out of the fault of the Company (in which case the Company shall be obligated to pay all Registration Expenses in connection with such revoked request), or the Investor reimburses the Company for all Registration Expenses of such revoked request.

(c) The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether such Registration is effected, except as set forth in Section 2.02(b).

(d) A Demand Registration shall not be deemed to have occurred:

(i) unless the Registration Statement relating thereto has become effective under the Securities Act and has remained effective during the Effective Period; provided that such Registration Statement shall not be considered a Demand Registration if, after such Registration Statement becomes effective, at any time during the Effective Period, such Registration Statement is interfered with by any stop order, injunction or other order or requirement of any Governmental Authority, the Company fails to perform its obligations under Section 2.05 (including, without limitation, updating as necessary the prospectus under such Registration Statement for use by the Investor) and less than 75% of the Registrable Securities included in such registration statement have been sold thereunder;

(ii) if the Maximum Offering Size is reduced in accordance with Section 2.03(d) such that less than 662/3% of the Registrable Securities of the Investor sought to be included in such registration are included; or

(iii) As permitted pursuant to Section 2.03(a) or 2.03(e).

(e) If a Demand Registration involves a Public Offering and the managing underwriter advises the Company and the Investor that, in its view, the number of shares of Registrable Securities requested to be included in such registration  exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration, up to the Maximum Offering Size, all Registrable Securities requested to be registered by the Investor and any other holders of Registrable Securities with registration rights similar to those contained herein (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such entities on the basis of the relative number of Registrable Securities beneficially owned by each).

(f) Upon at least five Business Days’ advance written notice, in the event that a Registration Statement has become effective or upon written notice within five Business Days of receiving the relevant Registration Request, in the event of a new Demand Registration, to the Investor (the “Delay Notice”), the Company may postpone effecting a registration pursuant to this Section 2.02 for a reasonable time specified in the notice not to exceed 45 days in any 90 day period or 90 days in any 360 day period (a “Delay Period”), if the Company or its subsidiaries are in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company and its subsidiaries, taken as a whole; provided that, if the event triggering the Delay Period relates to a proposed or pending material business transaction, the disclosure of which the Board determines in good faith would be reasonably likely to impede the ability to consummate the transaction or would otherwise be seriously detrimental to the Company and its subsidiaries taken as a whole, the Company may extend the Delay Period from 45 days to 60 days in any 90-day period or from 90 days to 120 days in any 360-day period.  Upon receipt of any Delay Notice, such holders of Registrable Securities selling securities pursuant to an effective registration statement shall forthwith discontinue use of the prospectus contained in such Registration Statement (if applicable).  No registration statement filed and subsequently withdrawn pursuant to this Section 2.03(e) shall count as a Demand Registration.

Section 2.03 .  Piggyback Registration.  (a) If the Company proposes to register any Company Securities under the Securities Act (other than a registration on Form S-8, S-4 or any successor forms, relating to Shares or any other class of Company Securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person), whether or not for sale for its own account, the Company shall each such time give prompt notice at least 10 Business Days prior to the anticipated filing date of the registration statement relating to such registration to the Investor, which notice shall set forth the Investor’s rights under this Section 2.03 and shall offer the Investor the opportunity to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered as the Investor may request (a “Piggyback Registration”), subject to the provisions of Section 2.03(b).  Upon the request of the Investor and delivery of a Notice and Questionnaire to the Company made within 5 Business Days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be registered by the Investor), the Company shall effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investor, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if such registration involves a Public Offering, the Investor must sell its Registrable Securities to the underwriters selected as provided in Section 2.06(f)(i) on the same terms and conditions as apply to the Company, and if, (ii) at any time after giving notice of its intention to register any Company Securities pursuant to this Section 2.03(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to the Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.  No registration effected under this Section 2.03 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 2.02.  The Company shall pay all Registration Expenses in connection with each Piggyback Registration.

(b) If a Piggyback Registration involves a Public Offering (other than any Demand Registration or any registration requested by any other holder of Registrable Securities pursuant to demand registration rights similar to those contained in Section 2.02 hereof, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 2.02(e) shall apply) and the managing underwriter advises the Company that, in its view, the number of Shares that the Company and the Investor and any other investors intend to include in such registration exceeds the Maximum Offering Size (including the number of securities to be sold by the Company), the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i) first, so much of the Company Securities proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size;

(ii) second, all Registrable Securities requested to be included in such registration by the Investor and any other holders of Registrable Securities with registration rights similar to those set forth herein (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Investor and such other investors on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each such investor); and

(iii) third, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

Section 2.04 .  Other Limits on Demand and Piggyback Registrations. Notwithstanding anything herein to the contrary, the Company shall not be required to effect a Demand Registration more than one time under this Agreement.  In addition, in no event shall the Company be required to effect a Piggyback Registration, other than with a Registration Statement on Form S-3 or a similar short-form registration statement, within a period of two consecutive months after the effective date of any other registration statement relating to the Demand Registration or any Piggyback Registration.

Section 2.05 .  Lock-Up Agreements.  If any registration of Registrable Securities shall be effected in connection with a Public Offering, if required by the managing underwriters as necessary for the execution of the Public Offering, the Company and the Investor and any other investors selling Registrable Securities therein shall, and the Company shall cause its directors and Section 16 officers to, enter into 90-day lock-up agreements (or such lesser period of time consented to by the managing underwriters) customary for similar equity offerings (including customary exceptions) and in form and substance reasonably satisfactory to the managing underwriters in such offering.

Section 2.06 .  Registration Procedures.  Whenever the Investor requests that any Registrable Securities be registered pursuant to Section 2.02 or 2.03, subject to the provisions of such Sections, the Company shall effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any such request:

(a) The Company shall as expeditiously as possible prepare and file with the SEC a registration statement as set forth above.  If the registration statement filed as set forth above is not automatically effective upon filing, the Company shall use their commercially reasonable efforts to cause the effectiveness of such registration statement no later than 90 days following such filing date.

(b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to the Investor registering its Registrable Securities and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement, prospectus or supplements or amendments thereto as proposed to be filed, and thereafter the Company shall furnish to the Investor and underwriters, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as the Investor or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor.  The Company shall give the Investor on whose behalf such Registrable Securities are to be registered pursuant to Section 2.02 or 2.03, the underwriters in a Public Offering and their respective counsel and accountants, the opportunity to participate in the preparation of any registration statement or prospectus, or any amendment or supplement thereto. The Investor shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to the Investor and the Company shall use its commercially reasonable efforts to comply with such request; provided, however, that the Company shall not have any obligation so to modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Investor thereof set forth in such registration statement or supplement to such prospectus and promptly notify the Investor holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d) The Company shall (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor holding such Registrable Securities reasonably (in light of the Investor’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities owned by the Investor; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.06(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e) The Company shall immediately notify the Investor holding Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly prepare and make available to the Investor and file with the SEC any such supplement or amendment subject to a Deferral Period or a Delay Period.

(f) (i) The Investor shall have the right, in its sole discretion, to select an underwriter or underwriters in connection with any Public Offering resulting from the exercise by the Investor of a Demand Registration, or a registration under Section 2.01 which underwriter or underwriters may include any Affiliate of the Investor, and (ii) the Company shall select an underwriter or underwriters in connection with any other Public Offering.  In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are required in order to facilitate the disposition of such Registrable Securities in any such Public Offering, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA.

(g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall make available for inspection by the Investor registering the sale of Registrable Securities and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 2.06 and any attorney, accountant or other professional retained by the Investor or underwriter (collectively, the “Inspectors”), all material financial and other material records, corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company’s and each subsidiary’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.  The Investor agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its affiliates as the basis for any market transactions in the Company Securities unless and until such information is made generally available to the public.

(h) In connection with any Public Offering of Registrable Securities, the Company shall enter into such customary agreements and take all such other actions in connection therewith (including those requested by the holders of a majority in number or aggregate principal amount, as the case may be, of the Registrable Securities being sold in such offering) in order to facilitate the disposition of such Registrable Securities as are reasonably necessary or required, and in such connection enter into a customary underwriting agreement that provides for customary opinions, comfort letters and officer’s certificates and other customary deliverables.

(i) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.06(e), the Investor shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.06(e), and, if so directed by the Company, the Investor shall deliver to the Company all copies, other than any permanent file copies then in the Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.  If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.06(e) to the date when the Company shall make available to the Investor a prospectus supplemented or amended to conform with the requirements of Section 2.06(e).

(j) The Company shall list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(k) In connection with a Public Offering, the Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts and (ii) otherwise cooperate as requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

Section 2.07 .  Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Investor, its officers, directors, employees, partners and agents, and each Person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by the Investor or on the Investor’s behalf expressly for use therein; provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this Section 2.07 shall not apply to the extent that any Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to the Investor and it was the responsibility of the Investor to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Damages.  The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Investor provided in this Section 2.07.

Section 2.08 .  Indemnification by the Investor.  The Investor agrees to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Investor, but only (i) with respect to information furnished in writing by the Investor or on the Investor’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of the Investor to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense.  As a condition to including Registrable Securities in any registration statement filed in accordance with Article 2, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.  The Investor shall not be liable under this Section 2.08 for any Damages in excess of the net proceeds realized by the Investor in the sale of Registrable Securities of the Investor to which such Damages relate.

Section 2.09 .  Conduct of Indemnification Proceedings.  If any proceeding (including any investigation by any Governmental Authority) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.07 or 2.08, such Person (an “Indemnified Party”) shall notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing promptly after the Indemnified Party is made aware of the proceedings and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction involving more than one Indemnified Party, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party, and (iii) does not impose any restriction upon the future operations or conduct of the Indemnified Party.

Section 2.10 .  Contribution.  (a) If the indemnification provided for in Section 2.07 or 2.08 is unavailable to the Indemnified Parties in respect of any Damages, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages,

(i) as between the Company,  and the Investor on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investor on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company, and the Investor on the one hand and of such underwriters on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations and

(ii) as between the Company on the one hand and the Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Investor on the other hand in connection with such statements or omissions, as well as any other relevant equitable considerations.

The relative benefits received by the Company, and the Investor on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the Investor bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus.  The relative fault of the Company, and the Investor on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, and the Investor or by such underwriters.  The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b) The Company, and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.10(a).  The amount paid or payable by an Indemnified Party as a result of the Damages referred to in Section 2.10(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.10, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any Damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and the Investor shall be not required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Investor were offered to the public (less underwriters’ discounts and commissions) exceeds the amount of any Damages the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

In the event of a registration statement that covers Registrable Securities held by multiple investors, the Company agrees, to modify the Investor’s indemnity and contribution obligations hereunder as appropriate to reflect several but not joint liability of such investors.

Section 2.11 .  Participation in Public Offering.  The Investor may not participate in any Public Offering hereunder unless the Investor agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements agreed to by the Company, and the Investor and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 2.12 .  Other Indemnification.  Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company, and the Investor with respect to any required registration or other qualification of securities under any applicable federal or state law or regulation or Governmental Authority other than the Securities Act.

Section 2.13 .  Cooperation by the Company.  If the Investor shall sell any Notes or Conversion Shares pursuant to Rule 144, the Company shall, to the extent commercially reasonable, provide to the Investor such information as the Investor shall reasonably request to effect such transfer pursuant to Rule 144.

Section 2.14 .  No Transfer of Registration Rights.  None of the rights of Investor under this Article 2 shall be assignable by the Investor to any Person acquiring Notes or the Conversion Shares .  Any such assignments in violation of this Section 2.14 shall be null and void.  However, if the Investor transfers any Notes or Conversion Shares to any of its affiliated funds, any such funds shall have the rights of the Investor hereunder upon delivery of written notice of such transfer to the Company and execution of a joinder agreement in the form attached as Exhibit A.

ARTICLE 3
Miscellaneous

Section 3.01 .    Successors and Assigns. (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.  The Company shall not consummate a Merger Event unless the issuer of any Reference Property in such Merger Event agrees in writing to provide the Investor with registration rights with respect to the Reference Property that consists of common equity of such issuer on substantially the same terms set forth herein with respect to the Registrable Securities; provided that the Investor need not be a party to such agreement for it to be effective.

(b)           Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 3.02 .  Notices.  All notices, requests and other communications to any party shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission or email transmission so long as confirmation of receipt of such email is received:

if to the Company to:

Pernix Therapeutics Holdings, Inc. 884 Johnnie Dodds Blvd., #201 Mt Pleasant, South Carolina 29464 Attention: General Counsel Telecopy No.: (843) 720-1501

with a copy (which shall not constitute notice), to:

Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, New York 10018
Attention:  Thomas S. Levato, Esq.
Telecopy No.: 212-355-3333

(b)	if to the Investor, at the address or addresses as may have been furnished to the Company in writing.

All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.  Any fund affiliated with the Investor to which Registrable Securities are transferred and that becomes party hereto shall provide its address and fax number to the Company.

Section 3.03 .  Amendments and Waivers.  No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by the Company, with approval of the Board, and the Investor.

Section 3.04 .  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

Section 3.05 .  Jurisdiction.  The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any case of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 3.02 shall be deemed effective service of process on such party.

Section 3.06 .  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.07 .  Specific Enforcement.  Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 3.08 . Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.  Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 3.09 .  Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter of this Agreement.

Section 3.10 . Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PERNIX THERAPEUTICS HOLDINGS, INC.
By:
Name:
Title:

[INVESTOR SIGNATURE BLOCKS]

EXHIBIT A

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of February 21, 2014 (the “Registration Rights Agreement”) between [NAME OF FUNDS IN THE FUND FAMILY] and Pernix Therapeutics Holdings, Inc., as the same may be amended from time to time.  Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement.  The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: ___________ ___, ______

[NAME OF JOINING PARTY]
By:
Name:
Title:

Address for Notices:

EXHIBIT B

FORM OF NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of 8.00% Convertible Notes due 2019 (the “Notes”) of Pernix Therapeutics Holding, Inc. (the “Company”) or common stock of the Company, par value $0.01 per share, issuable upon conversion of the Notes(the “Conversion Shares' or the “Registrable Securities”), understands that the Company has filed or intends to file with the SEC a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of February 21, 2014 (the “Registration Rights Agreement”), among the Company and the Investor named therein.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Notice

The undersigned beneficial owner (the "Selling Securityholder'') of Notes or Conversion Shares hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3(b) pursuant to the Registration Statement as set forth in the Registration Rights Agreement.  The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1. (a)           Full Legal Name of Selling Securityholder:

_________________________________________________________

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

_______________________________________________________________

(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

_______________________________________________________________

2.           Address for Notices to Selling Securityholder:

_______________________________________________________________

_______________________________________________________________

Telephone:

Fax:

Email address:

Contact Person:

3.           Beneficial Ownership of Company Securities:

Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any Company Securities.

(a)            Principal amount or number of all Company Securities (as defined in the Registration Rights Agreement) beneficially owned:

_______________________________________________________________

(b)           Number of the Conversion Shares which the undersigned wishes to be included in the Registration Statement:

_______________________________________________________________

4.           Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

5.           Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement only as follows (if at all): such Registrable Securities may be sold from time to time directly by the undersigned or alternatively through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the Selling Securityholder for purposes of the prospectus.

State any exceptions here:

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:

Beneficial Owner:

By:____________________

Name:__________________

Title: ___________________